UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): October 30, 2009

ARAMARK CORPORATION

(Exact name of registrant as specified in charter)

Delaware	001-04762	95-2051630
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1101 Market Street Philadelphia, Pennsylvania	19107
(Address of Principal Executive Offices)	Zip Code

Registrant’s telephone, including area code: 215-238-3000

N/A

(Former name and former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ARAMARK Corporation (the “Registrant”) filed a Form 8-K on November 4, 2009 (the “November Form 8-K”) to report the acquisition of the facilities management and property management businesses of Veris plc (“Subsidiaries of ARAMARK Ireland Holdings Limited and ARAMARK Investments Limited”) by ARAMARK Ireland Holdings Limited and ARAMARK Investments Limited, subsidiaries of the Registrant. The purchase price was approximately €50.2 million in cash (the purchase price that was reported in the November Form 8-K was €50.8 million—the purchase price changed due to certain adjustments mandated by the Share Purchase Agreement). This amendment is being filed to amend and supplement Item 9.01 of the November Form 8-K to include the financial statements and pro forma financial information required by parts (a) and (b) of Item 9.01 of Form 8-K.

Except as described above, all other information in and exhibits to the November Form 8-K remain unchanged.

Item 9.01	Financial Statements and Exhibits

(a)	Financial Statements of Businesses Acquired.

Attached hereto as Exhibit 99.1, and incorporated herein by reference, are the audited combined financial statements of Subsidiaries of ARAMARK Ireland Holdings Limited and ARAMARK Investments Limited as of and for the ten month period ended October 31, 2009.

(b)	Pro Forma Financial Information.

Attached hereto as Exhibit 99.2, and incorporated herein by reference, is the required unaudited pro forma condensed combined financial information, which was developed by applying pro forma adjustments to the separate historical audited consolidated financial statements of the Registrant included in its fiscal 2009 Form 10-K.

(d)	Exhibits

Exhibit No.	Description

10.1	Share Purchase Agreement among Veris plc, ARAMARK Ireland Holdings Limited, ARAMARK Investments Limited and ARAMARK Corporation dated October 2009 (incorporated by reference to Exhibit 10.1 to ARAMARK Corporation’s Current Report on Form 8-K filed with the SEC on November 4, 2009, pursuant to the Exchange Act (file number 001-04762))

23.1	Consent of Independent Registered Public Accounting Firm

99.1	Combined Financial Statements of Subsidiaries of ARAMARK Ireland Holdings Limited and ARAMARK Investments Limited

99.2	Unaudited Pro Forma Condensed Combined Financial Information

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARAMARK CORPORATION

Date: January 13, 2010	By:	/S/ L. FREDERICK SUTHERLAND
	Name:	L. Frederick Sutherland
	Title:	Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	Share Purchase Agreement among Veris plc, ARAMARK Ireland Holdings Limited, ARAMARK Investments Limited and ARAMARK Corporation dated October 2009 (incorporated by reference to Exhibit 10.1 to ARAMARK Corporation’s Current Report on Form 8-K filed with the SEC on November 4, 2009, pursuant to the Exchange Act (file number 001-04762))

23.1	Consent of Independent Registered Public Accounting Firm

99.1	Combined Financial Statements of Subsidiaries of ARAMARK Ireland Holdings Limited and ARAMARK Investments Limited

99.2	Unaudited Pro Forma Condensed Combined Financial Information